                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         April 10, 2002
                                                   -----------------------------

                             Standard Pacific Corp.
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               (Exact name of registrant as specified in charter)


              Delaware                           1-0959                           33-0475989
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  (State or other jurisdiction of     (Commission file number)      (IRS employer identification no.)
           incorporation)

15326 Alton Parkway, Irvine, California                                      92618
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(Address of principal executive offices)                                     (Zip code)


Registrant's telephone number, including area code       (949) 789-1600
                                                     ---------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On January 11, 2001, Standard Pacific Corp. (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933, as amended, a registration statement on Form S-3 (File No. 333-52732), including a prospectus which, as amended, was declared effective on January 16, 2001. On April 12, 2002, the Company filed a prospectus supplement, dated April 10, 2002, relating to the offering of $150,000,000 principal amount of the Company's 9 1/4% Senior Subordinated Notes due 2012 (the "Notes"). In connection with the offering and issuance of the Notes, the Company is hereby filing certain exhibits, see "Item
7. Exhibits."

Item 7.  Exhibits.

     (c)  Exhibits:

     The following exhibits are filed with this report on Form 8-K:

          Exhibit No.                                      Description
          -----------                                      -----------
         1.1                    Underwriting Agreement, dated April 10, 2002, by and among the Company and the underwriters listed on the first page thereof with respect to the issuance and sale of the Notes.

         4.1                    Senior Subordinated Debt Securities Indenture dated as of April 10, 2002 by and between the Company and Bank One Trust Company, N.A., as trustee.

         4.2                    First Supplemental Indenture, dated as of April 10, 2002, by and between the
                                Company and Bank One Trust Company, N.A., a trustee, with Form of Note attached.

         5.1                    Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the validity of the
                                Notes.

         12.1                   Statement re Computation of Ratio of Earnings to Fixed Charges.

         23.1                   Consent of Gibson Dunn & Crutcher LLP (included as part of Exhibit 5.1).

         25.1                   Statement of Eligibility of Trustee on Form T-1.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2002

                                     STANDARD PACIFIC CORP.


                                     By:  /s/ Clay A. Halvorsen
                                          ---------------------
                                          Clay A. Halvorsen
                                          Senior Vice President, General Counsel
                                            and Secretary

EXHIBIT INDEX
-------------

Exhibit No.                                              Description
-----------                                              -----------
1.1                 Underwriting Agreement, dated April 10, 2002, by and among the Company and the underwriters listed on the first page thereof with respect to the issuance and sale of the Notes.

4.1                 Senior Subordinated Debt Securities Indenture dated as of April 10, 2002 by and between the
                    Company and Bank One Trust Company, N.A., as trustee.

4.2                 First Supplemental Indenture, dated as of April 10, 2002, by and between the Company and
                    Bank One Trust Company, N.A., a trustee, with Form of Note attached.

5.1                 Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.

12.1                Statement re Computation of Ratio of Earnings to Fixed Charges.

23.1                Consent of Gibson Dunn & Crutcher LLP (included as part of Exhibit 5.1).

25.1                Statement of Eligibility of Trustee on Form T-1.

                                       4